Exhibit 23.1

                         Consent of Independent Auditors
                         -------------------------------



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 2003 in the Post Effective Amendment No. 6 to the Registration Statement (Form S-4 No. 333-45457) and related Prospectus of Amscan Holdings, Inc.



                                          /s/ Ernst & Young LLP


Stamford, Connecticut
May 14, 2003